Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE	Investor Contact: Michael Russell, 419.627.2233
https://investors.sixflags.com	Media Contact: Gary Rhodes, 704.249.6119

SIX FLAGS APPOINTS JOHN REILLY PRESIDENT AND CHIEF EXECUTIVE OFFICER

•	Proven Leader with More than 30 Years of Theme Park Industry Experience

•	Track Record of Enhancing Guest Experience while Driving EBITDA Growth

CHARLOTTE, N.C. (Nov. 24, 2025) – Six Flags Entertainment Corporation (NYSE: FUN) (the “Company”, “Six Flags” or the “Combined Company”), the largest regional amusement park operator in North America, today announced the appointment of John Reilly as President and Chief Executive Officer, effective December 8, 2025. Mr. Reilly will also join the Six Flags Board of Directors (the “Board”) at that time. The appointment concludes a robust succession planning process led by the Six Flags Board with the assistance of a leading global executive search firm.

Mr. Reilly succeeds Richard A. Zimmerman, who, as previously announced on August 6, 2025, is stepping down as the Company’s President and CEO. Mr. Zimmerman will also step down from the Company’s Board, effective December 8, 2025.

Mr. Reilly brings more than three decades of in-depth experience in the amusement and recreation industry, with significant operational management and strategic growth expertise. He most recently served as Chief Executive Officer of Palace Entertainment U.S. and Group Chief Operating Officer at Parques Reunidos, where he was instrumental in improving guest satisfaction while driving margin expansion across the company’s properties in the U.S., Australia and Europe. Prior to Parques Reunidos, he served as interim Chief Executive Officer and Chief Operating Officer at SeaWorld Parks and Entertainment, where he helped deliver meaningful EBITDA growth and total shareholder returns.

“After a thorough search process, we are thrilled to have appointed an accomplished and experienced leader with the right skillset to enable Six Flags to reach its full potential,” said Marilyn Spiegel, Chair-elect of the Six Flags Board. “John is joining at a critical moment for the Company, following the merger of Six Flags and Cedar Fair last year. With a fresh set of eyes, combined with significant experience optimizing theme park operations and performance, we believe John will harness the best of both legacy companies and will reinvigorate profitable growth at our underperforming parks.”

“I am honored to serve as Six Flags’ next President and Chief Executive Officer and look forward to working with the Board, leadership team, and talented associates to deliver results,” said Mr. Reilly. “The combination of Six Flags and Cedar Fair created an unrivaled collection of parks with immense opportunity, and I believe we can reach new heights and deliver significant near- and long-term growth. I am excited to deliver even greater experiences for our guests and value to our shareholders.”

Six Flags Entertainment Corporation – 8701 Red Oak Boulevard, Charlotte, NC 28217 – Phone: 704.414.4700

SIX FLAGS APPOINTS JOHN REILLY PRESIDENT AND CEO

Nov. 24, 2024

Mr. Zimmerman said, “It has been a privilege to lead Six Flags through critical and transformative periods, and I am confident the Company is poised for tremendous growth and success. John’s leadership track record and passion for creating memorable guest experiences make him the ideal choice to serve as this incredible Company’s next leader, and I look forward to supporting a smooth transition.”

ABOUT JOHN REILLY

John Reilly is a seasoned executive with more than thirty years of experience in the amusement and recreation industry. He has a proven track record of delivering operational excellence and driving financial performance. He currently serves as Chief Executive Officer of Palace Entertainment U.S. and Group Chief Operating Officer at Parques Reunidos. Prior to Parques Reunidos, Mr. Reilly was interim Chief Executive Officer and Chief Operating Officer at SeaWorld Parks and Entertainment. He earned an MBA from the University of Miami and a B.A. from William & Mary.

SIX FLAGS ENTERTAINMENT CORPORATION

Six Flags Entertainment Corporation (NYSE: FUN) is North America’s largest regional amusement-resort operator with 26 amusement parks, 15 water parks and nine resort properties across 16 states in the U.S., Canada and Mexico. Focused on its purpose of making people happy, Six Flags provides fun, immersive and memorable experiences to millions of guests every year with world-class coasters, themed rides, thrilling water parks, resorts and a portfolio of beloved intellectual property such as Looney Tunes®, DC Comics® and PEANUTS®.

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this news release that are not historical in nature are forward-looking statements within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements as to our expectations, beliefs, goals and strategies regarding the future. Words such as “anticipate,” “believe,” “create,” “expect,” “future,” “guidance,” “intend,” “plan,” “potential,” “seek,” “synergies,” “target,” “objective,” “will,” “would,” similar expressions, and variations or negatives of these words identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. These forward-looking statements may involve current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions that are difficult to predict, may be beyond our control and could cause actual results to differ materially from those described

Six Flags Entertainment Corporation – 8701 Red Oak Boulevard, Charlotte, NC 28217 – Phone: 704.414.4700

SIX FLAGS APPOINTS JOHN REILLY PRESIDENT AND CEO

Nov. 24, 2024

in such statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct, or that our growth and operational strategies will achieve the target results. Important risks and uncertainties that may cause such a difference and could adversely affect attendance at our parks, our future financial performance, and/or our growth strategies, and could cause actual results to differ materially from our expectations or otherwise to fluctuate or decrease, include, but are not limited to: failure to realize the anticipated benefits of the merger, including difficulty in integrating the businesses of legacy Six Flags and legacy Cedar Fair; failure to realize the expected amount and timing of cost savings and operating synergies related to the merger; adverse weather conditions; general economic, political and market conditions; the impacts of pandemics or other public health crises, including the effects of government responses on people and economies; competition for consumer leisure time and spending or other changes in consumer behavior or sentiment for discretionary spending; unanticipated construction delays or increases in construction or supply costs; changes in capital investment plans and projects; anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the Combined Company’s operations; legislative, regulatory and economic developments and changes in laws, regulations, and policies affecting the Combined Company; acts of terrorism or outbreak of war, hostilities, civil unrest, and other political or security disturbances; and other risks and uncertainties we discuss under the heading “Risk Factors” within our Annual Report on Form 10-K and in the other filings we make from time to time with the Securities and Exchange Commission. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this document and are based on information currently and reasonably known to us. We do not undertake any obligation to publicly update or revise any forward-looking statements to reflect future events, information or circumstances that arise after publication of this news release.

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This news release and prior releases are available under the News tab at https://investors.sixflags.com

Six Flags Entertainment Corporation – 8701 Red Oak Boulevard, Charlotte, NC 28217 – Phone: 704.414.4700